BROWNSVILLE NAVIGATION DISTRICT
THE STATE OF TEXAS  )(                           CONTRACT NO.      2823 "H"
                                                              ------------------
COUNTY OF CAMERON   )(


                                 LEASE AMENDMENT
                                 ---------------


     WHEREAS, by Lease Agreement, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, leased and let to PENN OCTANE CORPORATION, 14.76 acres of land in Cameron County, Texas; and
     WHEREAS, the said Lessee, desires to increase the size of said leased premises; NOW THEREFORE,
     THIS CONTRACT between the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, herein styled "District" and PENN OCTANE CORPORATION, a Texas corporation, hereinafter styled "Lessee".

                              W I T N E S S E T H:
                              -------------------

                                       1.

     The aforesaid lease is amended so as to be increase the leased premises by adding 16.40 acres which are described in Exhibit "A" attached hereto and made a part hereof for all purposes.

                                       2.

     The annual rental shall be increased to Seventy Four Seven Hundred Eighty Four and 00/100 Dollars ($74,784 00) effective April 15, 1997, payable semi-annually in installments of $37,392.00 on the 15th of April and October.

                                       3.

     All other terms and provisions of said lease are continued in force.
     IN TESTIMONY WHEREOF, said BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, has caused these presents to be executed by its proper officers thereunto duly authorized, and PENN OCTANE, CORPORATION, has executed these presents,  this  7th  day  of  May,  1997.
                 ---           ---

                                BROWNSVILLE NAVIGATION DISTRICT OF
                                CAMERON COUNTY, TEXAS


ATTEST:                         By:  /s/ Mario Villarreal, Sr.
                                     -------------------------------------------
                                     Mario Villarreal, Sr., Chairman of the
                                     Board of Navigation and Canal Commissioners
/s/Illegible                         of the Brownsville Navigation District of
------------------------------       Cameron County, Texas
Secretary


                                 LEASE AMENDMENT

                             PENN OCTANE CORPORATION

ATTEST:                         By:  /s/ J.B. Richter
                                     -------------------------------------------

/s/Illegible                         J.B. Richter - President
------------------------------
Secretary

THE STATE OF TEXAS  )(

COUNTY OF CAMERON   )(

     This instrument was acknowledged before me on the ___ day of ________, 1997, by MARIO VILLARREAL, SR., in his capacity as Chairman of the Board of Navigation and Canal Commissioners of the Brownsville Navigation District of Cameron County, Texas.


                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas
                                   My Commission Expires:_________________

THE STATE OF TEXAS  )(

COUNTY OF CAMERON   )(

     This instrument was acknowledged before me on the ___ day of _______, 1997, by_______, _________, of PENN OCTANE CORPORATION, a __________ corporation, in behalf of said corporation.


                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas
                                   My Commission Expires:_________________


                                 LEASE AMENDMENT

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                   No. 5907
--------------------------------------------------------------------------------
State of  California
          ------------------------------
County of Los Angeles
          ------------------------------
On  May 7, 1997 before me, Christine Marshall, Notary Public                   ,
    -----------            ----------------------------------------------------
       DATE                          NAME, TITLE, OF OFFICER - E. G.,
                                        "JANE DOE, NOTARY PUBLIC"
personally appeared  J.B. Richter                                              ,
                     ----------------------------------------------------------
                                     NAME(S) OF SIGNER(S)
[X] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence  to  be  the  person(s)  whose
                                        name(s)  is/are  subscribed  to  the
                                        within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

-----------------------------------     WITNESS my hand and official seal.
|          [SEAL OF NOTARY]       |
|       CHRISTINE J. MARSHALL     |
|          COMM. #1023317         |     /s/ Christine J. Marshall
|    Notary Public - California   |     ----------------------------------------
|        LOS ANGELES COUNTY       |               SIGNATURE OF NOTARY
|  My comm. Expires APR 17, 1993  |
-----------------------------------

------------------------------------OPTIONAL------------------------------------

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

     CAPACITY CLAIMED BY SIGNER         DESCRIPTION OF ATTACHED DOCUMENT

[_] INDIVIDUAL
[X] CORPORATE OFFICER
      President                             Lease Amendment
    ---------------------------------     --------------------------------------
              TITLE(S)                           TITLE OR TYPE OF DOCUMENT


[_] PARTNER(S)        [_] LIMITED
                      [_] GENERAL                           2
[_] ATTORNEY-IN-FACT                      --------------------------------------
[_] TRUSTEE(S)                                       NUMBER OF PAGES
[_] GUARDIAN/CONSERVATOR
[_] OTHER:
          ---------------------------     --------------------------------------
                                                     DATE OF DOCUMENT
    ---------------------------------

    ---------------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
Penn Octane Corporation
-------------------------------------     --------------------------------------
                                             SIGNER(S) OTHER THAN NAMED ABOVE
--------------------------------------------------------------------------------

         (C)1993 NATIONAL NOTARY ASSOCIATION - 8236 Remmel Ave., P.O. Box 7184 -
                                                      Canoga Park, CA 91309-7184

                           EXHIBIT "A" PENN OCTANE CO.
                    METES AND BOUNDS DESCRIPTION 16.40 ACRES


October 28, 1997

BEING a 16.40 Acre Tract of land out of Share 32, Espiritu Santo Grant, Cameron County, Texas, said 16.40 Acre Tract being out of the larger 462.26 Acre Union Carbide Tract and said 16.40 Acre Tract being more fully described as follows:

COMMENCING from a concrete monument found at Corps of Engineers (U.S.E.D.) Station 81+500 and the North 4+50 Reference Line from the original centerline of the Brownsville Ship Channel thence North 55 deg. 00 min. 59 sec. West, a distance of 1050.50 feet to a 2" pipe w/brass cap found at the intersection of the North Right-of-way line of State Highway No. 48 and the East Right-of-way line of Chemical Rd. for the Southwest corner and PLACE OF BEGINNING of this tract;

THENCE, along the East Right-of-way line of Chemical Rd. North 03 deg. 14 min. 30 sec. West, a total distance of 1043.37 feet to a point on South line of a certain 0.25 Acre Tract (Penn Octane) for the Northwest corner of this tract;

THENCE, along the South line of the Penn Octane 0.25 Acre Tract, North 86 deg. 47 min. 08 sec. East, a total distance of 775.99 feet to a point found on the West line of a certain 11.59 Acre Tract (Statia Terminals Southwest, Inc.) for the Northeast corner of this tract;

THENCE, along the West line of the 11.59 Acre Tract, South 03 deg. 14 min. 55 sec. East, a total distance of 797.67 feet to a I/2" iron rod found on the North Right-of-way line of State Highway No. 48 for the Southeast corner of this tract;

THENCE, along the North Right-of-way line of State Highway No. 48, South 69 deg. 14 min. 00 sec. West, a total distance of 813.86 feet to the PLACE OF BEGINNING, containing 16.40 Acres, more or less.

LR2834H.107